Exhibit 99.1

Analyst Meetings

Safe Harbor
This presentation and other Company reports and statements issued or made from time to time contain certain “forward-looking statements” concerning projected financial performance, expected plans or future operations. Southern Union Company cautions that actual results and developments may differ materially from such projections or expectations.
Investors should be aware of important factors that could cause actual results to differ materially from the forward-looking projections or expectations. These factors include, but are not limited to: cost of gas; gas sales volumes; gas throughput volumes and available sources of natural gas; discounting of transportation rates due to competition; customer growth; abnormal weather conditions in Southern Union’s service areas; impact of relations with labor unions of bargaining-unit employees; the receipt of timely and adequate rate relief and the impact of future rate cases or regulatory rulings; the outcome of pending and future litigation; the speed and degree to which competition is introduced to Southern Union’s natural gas distribution businesses; new legislation and government regulations and proceedings involving or impacting Southern Union; unanticipated environmental liabilities; ability to comply with or to challenge successfully existing or new environmental regulations; changes in business strategy and the success of new business ventures, including the risks that the business acquired and any other business or investment that Southern Union has acquired or may acquire may not be successfully integrated with the business of Southern Union; exposure to customer concentration with a significant portion of revenues realized from a relatively small number of customers and any credit risks associated with the financial position of those customers; factors affecting operations - such as maintenance or repairs, environmental incidents or gas pipeline system constraints; Southern Union’s or any of its subsidiaries’ debt security ratings; the economic climate and growth in the energy industry and service territories and competitive conditions of energy markets in general; inflationary trends; changes in gas or other energy market commodity prices and interest rates; current market conditions causing more customer contracts to be of shorter duration, which may increase revenue volatility; the possibility of war or terrorist attacks; the nature and impact of any extraordinary transactions, such as any acquisition or divestiture of a business unit or any asset.

Contact:
Southern Union Company
Jack Walsh, 800-321-7423
jack.walsh@sug.com
Management Team
Julie Edwards
Senior Vice President & CFO
Craig Strehl
President - SU Gas Services
Mitch Roper
Senior Vice President - SU Gas Services
Jack Walsh
Director of Investor Relations

SUG Highlights
•  Equity listed on the New York Stock Exchange (NYSE:SUG)
•  Equity market capitalization almost $2.8 billion
–  Approximately $80 million in 1990
•  Enterprise value over $5.6 billion
–  Approximately $219 million in 1990
•  Total assets over $5.8 billion
–  Approximately $346 million in 1990
•  Annual cash dividend of $.40 per share
–  Yield approximately 1.6%
•  Investment grade credit ratings - recently affirmed
–  BBB - Standard & Poor's
–  Baa3 - Moody’s Investor Services
–  BBB - Fitch Ratings

Southern Union’s Transformation

Southern Union Milestones

SUG - A Growth Story

Value Creation Strategy
•  Efficiently manage existing assets
•  Use free cash flow to fund growth and optimize capitalization
•  Continue to integrate business units
•  Evaluate market opportunities
„  Sid Richardson Energy Services

Southern Union Gas Services

The Sid Rich Acquisition
•  On March 1, 2006, SUG closed the acquisition of Sid Richardson Energy Services Co. and related companies
•  Purchase price of $1.6 billion
•  SUG closed using interim financing, which will be replaced with proceeds from asset sales and appropriate permanent financing within the calendar year
•  Sid Richardson renamed Southern Union Gas Services

SU Gas Services Overview
•  Leading provider of gas gathering and processing services in the SE New Mexico and West Texas areas of the Permian Basin
•  High quality asset base anchored by fully integrated pipeline system
•  Strategically located throughout 16 counties surrounding one of Texas’ most prolific producing regions

Overview (continued)
•  Gas control group ensures optimal value is realized for residual gas and NGL production
•  Attractive downstream markets include:
–  Residue gas: (1) California, Mid-con, Texas
–  NGLs: (2) Mont Belvieu
•  Led by long-standing, experienced management team

System Map and Asset Detail
Pipelines
Total Miles   4,750
Producer Delivery Points 1,754
Current Throughput 596 Bbtu/d (1)
Field Compression HP  104,840/54,250
Gas Processing Plants
Active Plants (2)    4
Processing Capacity (3)  470/410 MMcfd
Processing Throughput  388 MMcf/d (1)
Field Compression HP 127,520/82,000
Treating Plants
Active Plants    6
Treating Capacity 765/590 MMcfd
Treating Throughput 426 MMcf/d (1)
Compression HP (4) 7,200/2,200

Key Competitors
•  Duke Energy Field Services
•  Enterprise Field Services
•  Regency Gas Services
•  Dynegy Midstream Services
•  Western Gas Resources

Fully Integrated Midstream System
•  Integrated system with a high pressure pipeline network allows flexibility to transfer volumes between plants
–  Creates the opportunity to fully realize capacities throughout the system regardless of where production activity occurs
–  By transferring the volumes to different plants there is the ability to take advantage of pricing point differentials throughout the system
–  Allows the blending of rich and lean gas from various parts of the system to effectively bypass processing
•  This unique capability enables SUGS to realize arbitrages within its own system

Long-Lived Reserves

Access to Attractive Downstream Markets
•  We have access to California, Mid-continent and Texas markets. These multiple take away options take advantage of pricing point differentials and help to maximize price realizations

Strong Contract Mix
•  SUGS’ contract mix helps reduce fluctuations in cash flows associated with volatile commodity prices
•  Focused contract mix with POP/Fee Based representing over 96% of contracts
–  Fee-based represents no commodity price exposure
–  Percent-of-proceeds results in long gas/long liquids position
–  Minimal exposure to keep-whole contracts (short gas/long liquids position)

Mitigated Contract Risk
•  Percent of Proceeds Contracts
-   45% by volume
-   80 - 85% by margin
-   Spreads price risk to both producer and pipeline
-   Fixed recovery and fuel % in contract
-   Allows pipeline and producer to hedge its interests
-   Allows pipeline to benefit from operational flexibility
-   Creates pipeline option to optimize revenue when processing is economic
-   Contract contains recovery of treating, compression and gathering services

•  Fee Based / Conditioning Fee Contracts
–   55% by volume
–   15 - 20% by margin
–   Contracts contain fixed fees for service
–   Depending on gas quality contracts may contain upside for processing and no downside risk below base fee
–   Creates exposure to diverse producer base with no downside commodity risk

Diversified Producer Base
•  Top 12 high-quality producers account for approximately 60% of volumes
•  Stable, active and diversified producer base with no one customer accounting for as much as 10% of total volume
•  Unsurpassed producer relationships
•  Permian Basin still continuing to be developed as companies pursue new growth opportunities

Risk Reduction Strategies
•  Operating Risks reduced by…
–  Diversified inter-connected assets
–  Strong reliable operations
•  High run rate
•  Low FF&U (fuel, flared and unaccountable)
•  Low operating costs
•  Financial risks reduced by…
–  Fixed recovery contract structure
–  Gas rejection
–  Blending

Processing Risk Profile

Hedging Strategy
•  SUG has put options in place to limit downside and reduce exposure to commodity price risk
–  $11 floor for 2006 on 85% of volumes
–  $10 floor for 2007 on 50% of volumes
•  We will continue to layer in price protection at appropriate inflection points
•  We can hedge effectively on Waha natural gas due to fixed recovery contract structure; eliminates exposure to NGL’s and to basis risk

Stringent Cost Management
•  System maintained with long-term focus
•  Made substantial investments to upgrade and enhance its operating systems without increasing O&M expenses
•  Company-owned modern compression throughout system
•  Operational flexibility enables efficient use of excess processing/treating plant and pipeline capacity in response to market conditions
•  Focus on minimizing FF&U

Key Drivers to Profitability

Southern Union Today

Expansive Footprint

Business Segments
•  Transportation and Storage
–  Panhandle Energy
•  Panhandle Eastern Pipe Line
•  Trunkline Gas Company
•  Sea Robin Pipeline
•  Trunkline LNG
•  Southwest Gas Storage
–  CrossCountry Energy (50% equity interest)
•  Transwestern Pipeline (100%)
•  Florida Gas Transmission (50%)

Business Segments
•  Midstream
–  Southern Union Gas Services
•  Distribution
–  Missouri Gas Energy
–  New England Gas Company (RI under contract for sale)
–  PG Energy (under contract for sale)

Pipeline Assets

Trunkline LNG Company
•  One of North America’s largest operating facilities
•  Fully contracted with high credit quality counterparty—
BG Group—until 2028
•  1.2 Bcf/d baseload sendout
•  9.0 Bcf storage
•  Send out capacity to be expanded to 1.8 Bcf/d by mid 2006
•  Ambient air vaporization and NGL extraction to be in service by 2008

Distribution Assets
•  Headquartered in Kansas City, MO
•  Serves approximately 500,000 customers
•  Serves 34 counties throughout MO
•  Regulated by the Missouri PSC

Growth Projects

Projects in Process

Projects Under Negotiation

Financial Information

EPS Growth Profile

Strong Cash Generator

Segment Operating Income

Respect for the Balance Sheet
…and improved our balance sheet.

We have accomplished this with a combination of prudent financing and strong internal equity formation.

Questions